UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton House, 30 Pembroke Road, Dublin 4, Ireland	D04 Y0C2
(Address of principal executive offices)	(Zip Code)

+353 1637 2900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares ($0.01 par value)	ETN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 18, 2024, Daniel R. Hopgood, Senior Vice President and Controller, notified the Company of his intent to resign from his position, effective May 10, 2024,  in order to pursue another opportunity.  On April 22, 2024, Eaton announced that Adam A. Wadecki, age 40, will succeed Mr. Hopgood in that role and as the registrant’s principal accounting officer.

Mr. Wadecki is currently serving as Senior Vice President, Internal Audit for Eaton. Prior to joining Eaton on September 27, 2023, he had served as chief financial officer, Corporate Finance and Finance Transformation since April 2023 and as chief financial officer of Global Medical Imaging from June 2021 to April 2023,  both for General Electric and then its successor, General Electric Healthcare (“GEHC”).    Prior to joining GEHC, he served as Vice President, Grainger Business Unit Finance, and Vice President, NA Sales, Service & Supply Chain Finance from January 2020 to May 2021 and from September 2019 to December 2019, respectively, both at W.W. Grainger, Inc.    Prior to that, from February 2019 to September 2019 he served as the Vice President, Professional Operations & Integration and Enterprise Pricing for Advance Auto Parts, Inc. (“AAP”), after holding various other leadership roles at AAP .

Mr. Wadecki will continue to receive an annual base salary and participate in each applicable executive compensation and benefit plan and program, as more fully described in the company’s proxy statement for its 2024 Annual General Meeting, filed March 15, 2024.  The Compensation and Organization Committee of the Board of Directors will continue to review all elements of Mr. Wadecki’s compensation in accordance with its charter and processes.

There is no arrangement or understanding between Mr. Wadecki and any other person pursuant to which he was selected as an officer of the Company, and there are no family relationships between Mr. Wadecki and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Mr. Wadecki has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company on April 22, 2024 is included as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated April 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: April 22, 2024	/s/ Taras Szmagala
Taras G. Szmagala,
Executive Vice President and Chief Legal Officer